                                                                   Exhibit 10.40

                               SECURITY AGREEMENT

                                      among

                   MEDALLION FUNDING CHICAGO CORP., as debtor,

                                       and

     FLEET NATIONAL BANK (f/k/a, Fleet Bank, National Association) as Agent
                               and secured party,
                               for the benefit of

                  THE BANKS AND SWING LINE LENDER SIGNATORY TO
              THE AMENDED AND RESTATED LOAN AGREEMENT, DATED AS OF
                               DECEMBER 24, 1997
                         AMONG MEDALLION FUNDING CORP.,
               THE BANKS SIGNATORY THERETO, THE SWING LINE LENDER
             AND FLEET NATIONAL BANK, AS ARRANGER AND ADMINISTRATIVE
                                     AGENT,

                                       and

        THE HOLDERS OF COMMERCIAL PAPER ISSUED BY MEDALLION FUNDING CORP.

                         _______________________________

                          dated as of February 20, 2002
                         _______________________________

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT, dated as of February 20, 2002, is among MEDALLION FUNDING CHICAGO CORP., a Delaware corporation (the "Company"), and FLEET NATIONAL BANK (f/k/a FLEET BANK, National Association), a national banking association, as collateral agent for the banks that from time to time are signatories to the Loan Agreement (hereinafter defined) (collectively, the "Banks" and individually, a "Bank;" which term as used in this Security
 -----                       ----
Agreement shall be deemed to include the Swing Line Lender set forth in such Loan Agreement, unless the context clearly indicates otherwise) and as collateral agent for the CP Holders (as defined in the Loan Agreement) (in such capacity, the "Agent").
               -----

                                    RECITALS

     WHEREAS, Fleet National Bank, as Agent (in such capacity, the "Administrative Agent") and the Banks have entered into an Amended and Restated Loan Agreement, dated as of December 24, 1997 (as the same may have been amended, modified, supplemented or restated prior to the effectiveness hereof, the "Loan Agreement"), with the Medallion Funding Corp., a New York Corporation
     --------------
(the "Borrower") providing for revolving credit loans (including the Initial Revolving Credit Loan) (the "Revolving Credit Loans," which term as used in this
                             ----------------------
Security Agreement shall be deemed to include the Swing Line Loans (as defined in the Loan Agreement) unless the context clearly indicates otherwise) and term loans (the "Term Loans") not to exceed the amounts provided in the Loan
            ----------
Agreement.

     WHEREAS, the Loan Agreement is an amendment and restatement of the Original Agreement dated as of the Original Effective Date;

     WHEREAS, in connection with the Original Agreement, the Borrower entered into a Security Agreement;

     WHEREAS, the is a wholly-owned subsidiary of the Borrower;

     WHEREAS, it is a condition to the effectiveness of Amendment No. 6 (as defined in the Loan Agreement) that the Company guaranty the Borrower Obligations and, in order to secure such obligations pursuant to the Guaranty of even date herewith (the "Guaranty") issued by the Company in favor of the Agent, execute and deliver to the Agent, for the benefit of the Banks, the Agent and the CP Holders, a security agreement in substantially the form hereof;

     WHEREAS, the Banks are willing to consent to the grant of the security interest in the Collateral to the Agent for the benefit of the CP Holders (in addition to the Banks and the Administrative Agent), provided that in the case of each of the CP Holders such security interest granted to the Agent for such CP Holder's benefit shall only be effective to the extent that such CP Holder has (a) designated the Agent as collateral agent for such CP Holder for purposes of this Agreement on terms and conditions satisfactory to the

Agent and with duties consistent with those necessary to enable the Agent (in its opinion) to perform its duties as collateral agent under this Agreement, (b) consented to and agreed to be bound by the terms of this Agreement and to the Agent, in its capacity as collateral agent, entering into this Agreement on such CP Holder's behalf, and (c) agreed to indemnify the Agent, in its capacity as collateral agent, in a manner satisfactory to the Agent, with respect to the Agent's responsibilities as collateral agent under this Agreement on such CP Holder's behalf.

     WHEREAS, by accepting the security granted by, and the other benefits of, this Agreement, each CP Holder shall be deemed to have (a) designated the Agent as collateral agent for such CP Holder for purposes of this Agreement on the terms and conditions set forth herein, (b) consented to the terms of this Agreement and to the Agent, in its capacity as collateral agent, entering into this Agreement on such CP Holder's behalf, and (c) agreed to indemnify the Agent, in its capacity as collateral agent, pursuant to the terms of this Agreement, with respect to the Agent's responsibilities as collateral agent under this Agreement on such CP Holder's behalf.

     NOW, THEREFORE, in consideration of the willingness of the Administrative Agent and the Banks to enter into the Loan Agreement and to agree, subject to the terms and conditions thereof, to make the Revolving Credit Loans and/or Term Loans to the Borrower pursuant thereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Agent hereby covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1. Defined Terms. Capitalized terms defined in the foregoing caption and recitals shall have the respective meanings ascribed thereto. Capitalized terms defined in the Loan Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to those terms in the Loan Agreement. In addition, as used herein, the following terms shall have the following meanings:

     "Accounts" shall have the meaning assigned to it in Section 9-102(2) of the
      --------
UCC.

     "Books and Records" shall mean all books, records, computer files and other
      -----------------
Information relating to any of the Collateral.

     "Chattel Paper" shall have the meaning assigned to it in Section 9-102(11)
      -------------
of the UCC.

     "Collateral" shall mean all assets, including all of the following property
      ----------
and to the extent otherwise not included, all other personal and fixture property of every kind and nature, now owned or at any time hereafter acquired by the Company or in which the Company now has or at any time in the future may acquire any right, title or interest:

     (a)  all Loans;

          (b) all property and rights, including, but not limited to, Underlying Collateral, which now or hereafter secure any of the Loans;

          (c)  all Books and Records;

          (d)  all amounts deposited in any Collateral Account;

          (e)  all Contracts;

          (f) all rights and remedies of the Company with respect to, or in connection with, any contract, security interest, guaranty or other document, instrument or agreement relating to or affecting any Loans or any Underlying Collateral;

          (g)  all General Intangibles;

          (h)  all Instruments;

          (i)  all Chattel Paper;

          (j)  all Equipment;

          (k)  all Inventory;

          (l)  all Investments;

          (m)  all Investment Property;

          (n)  all Accounts;

          (o)  all Receivables;

          (p)  all Documents;

          (q) all property and rights, including, but not limited to, items described in clauses (b) through (o) hereof, repossessed, or otherwise acquired in connection with any Loans or the exercise by the Company of any rights of a secured party under or with respect to any of the Loans or this Agreement or arising out of the sale or disposition of any Loans, any other Collateral, or in connection with the sale of any repossessed property;

         (r) all parts, accessions, accessories, goods, appurtenant or related to any of the foregoing, replacement parts, trade names, closes in action, now or hereafter affixed thereto, arising therefrom, used in connection therewith, or related to the use, possession or operation thereof;

     (s)  all cash and Short-Term Investments;

     (t)  all Depository Accounts;

     (u) rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims and rights to the proceeds of letters of credit;

     (v) commercial tort claims (the Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Company's compliance with Section 2.4(d) hereof); and

     (w) to the extent not otherwise included, all Proceeds, products, substitutions and replacements of any and all of the foregoing.

     "Collateral Account" shall mean the one or more accounts of the Company
      ------------------
maintained with the Agent and containing such reasonable terms as shall be agreed to by the Agent.

     "Contracts" shall mean all contracts and agreements, including, but not
      ---------
limited to, loan agreements, security agreements, guaranties, intercreditor agreements, office leases, lease agreements for mobile goods (as defined in the UCC) (whether or not covered by a certificate of title), indemnity agreements, license agreements, rental agreements and all other contracts and agreements of every kind and nature whatsoever.

     "Depository Accounts" shall mean accounts of the Company containing any
      -------------------
deposits or other sums credited to such Borrower, whether in regular or special depository accounts or otherwise.

     "Documents" shall have the meaning assigned to it in Section 9-102(30) of
      ---------
the UCC.

     "Equipment" shall mean all machinery, equipment, fixtures, vehicles, office
      ---------
equipment, furniture, furnishings, inventories, supplies, computer equipment and all other equipment whatsoever, wherever located, together with all attachments, components, parts, equipment and accessories installed therein or affixed thereto, including, but not limited to, all equipment as defined in Section 9-102(33) of the UCC and all products, profits, rents and proceeds of any of the foregoing; all whether now owned or hereafter created or acquired.

     "General Intangibles" shall have the meaning assigned to it in Section
      -------------------
9-102(42) of the UCC and shall include, but not be limited to, all interests in and to Permits and Licenses, Medallion Rights, tax refund claims, patents, patent applications, rights to sue and recover for past infringement of patents, trademarks, tradenames, trademark applications, copyrights, copyright applications, trade secrets, licenses and know-how.

     "Information" shall mean books, records, delivery receipts, copies of
      -----------
checks and stubs, security documents, division of interest files, bank reconciliation statements, remittances, revenue accounting records, invoices, leases, licenses, authorizations for expenditures, contracts and such other documents, and all other recorded information and data of any kind or nature, regardless of the medium or recording, including software, writings, plans, specifications and schematics.

     "Instruments" shall have the meaning assigned to it in Section 9-102(47) of
      -----------
the UCC.

     "Inventory" shall mean all inventory, goods, raw materials, components and
      ---------
other personal property, wherever located, including, but not limited to, all inventory as defined in Section 9-102(48) of the UCC.

     "Investment" in any Person shall mean any loan, advance, or extension of
      ----------
credit to or for the account of; any guaranty, endorsement or other direct or indirect contingent liability in connection with the obligations, Capital Stock or dividends of; any ownership, purchase or acquisition of any assets, business, Capital Stock, obligations or securities of; or any other interest in or capital contribution to; such Person.

     "Investment Property" shall have the meaning assigned to it in Section
      -------------------
9-102(49) of the UCC, including, without limitation, securities as defined in the UCC.

     "Law" shall mean any law, regulation, guideline, treaty or directive or
      ---
condition or interpretation thereof, including without limitation, any request, guideline or policy, whether or not having the force of law.

     "Loan" shall mean any loan, advance or extension of credit made in the
      ----
ordinary course of business by the Company to or for the account of any client or customer of the Company. Any loan, advance or extension of credit made at a different point in time shall be deemed to be a separate and distinct Loan.

     "Loan Documents" shall mean and collectively refer to the Loan Documents
      --------------
(as defined in the Loan Agreement) and all other agreements, instruments and documents, including, without limitation, notes, guaranties, mortgages, deeds to secure debt, deeds of trust, chattel mortgages, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, trust account agreements and all other written matters whether heretofore, now or hereafter executed by or on behalf of either the Borrower or the Company and/or delivered to the Agent, the Administrative Agent or the Banks, with respect to this Agreement, or the transactions contemplated by this Agreement.

     "Medallion" shall mean the plate which displays the license number of a
      ---------
licensed Taxicab on the outside of the vehicle and which is issued by the New York City Taxi and Limousine Commission or by any other Governmental Authority for a jurisdiction other than New York City with the authority to issue licenses for the operation of Taxicabs.

     "Medallion Rights" shall mean (a) all license, operating and/or
      ----------------
subscription rights to Taxicab Medallion(s), and all license, operating and/or subscription rights evidenced by such Medallion(s) and (b) all renewals thereof.

     "Obligations" shall mean all indebtedness, obligations, and liabilities of
      -----------
the Company under the Loan Documents, including, without limitation, under or in respect of the Company's guaranty of the Borrower Obligations pursuant to the Guaranty. Without limiting the generality of the foregoing, the Obligations shall include the liability of the Borrower or the Company to any Bank for all balances owing to any Bank in any account maintained on such Bank's books under the Loan Agreement or under any other agreement or arrangement now or hereafter entered into between Borrower or the Company and the Agent, the Administrative Agent or any Bank in connection therewith, and, in connection with this Agreement or the Loan Agreement, (i) indebtedness owing by the Borrower or the Company to the Agent, the Administrative Agent or any Bank, (ii) the liability of the Borrower or the Company to the Agent, the Administrative Agent or any Bank as maker or endorser of any promissory note or other instrument for the payment of money, and (iii) the liability of the Borrower or the Company to the Agent, the Administrative Agent or any Bank under any instrument of guaranty or indemnity, or arising under any guarantee, endorsement, or undertaking which the Agent, the Administrative Agent or any Bank may make or issue to others for the account of the Borrower or the Company, including without limitation, any accommodation extended to the Borrower or the Company with respect to letters of credit, acceptance of drafts, or endorsement of notes or other instruments by the Agent, the Administrative Agent or such Bank for the account and benefit of the Borrower or the Company. The Obligations shall also include interest, premium (if any), commissions, financing and service charges, and expenses and fees, including but not limited to the costs and expenses of collection of the Obligations (including the fees and disbursements of accountants), the costs and expenses of the Agent and the Administrative Agent and the costs and expenses of filing, perfecting, preserving, retaking, holding, and preparing any of the Collateral for sale chargeable to the Borrower or the Company and due from the Borrower or the Company under this Agreement, the Loan Agreement or under any other agreement or arrangement which may be now or hereafter entered into between the Borrower or the Company and the Agent, the Administrative Agent or the Banks and shall also include (i) any obligation or liability in respect of any breach of any representation or warranty, and (ii) all post-petition interest and funding losses.

     "Other Agreements" shall mean collectively any of the Loan Documents other
      ----------------
than this Agreement.

     "Percentage of the Obligations" shall mean with respect to the
      -----------------------------
Administrative Agent or any Bank the percentage which is equal to the product of
(x) 100 times (y) a fraction, the numerator of which is the total amount of Obligations owing to the Administrative Agent or such Bank, as the case may be, at the time of computation and the denominator of which is the total amount of the Obligations as of such time.

     "Permits and Licenses" shall mean (a) all applicable authorizations,
      --------------------
consents, certificates, licenses, rights-of-way permits, approvals, waivers, exemptions, encroachment agreements, variances, franchises, permissions, and permits of any Governmental Authority or any other Person and all documents and applications filed in connection therewith, and (b) all renewals thereof.

     "Permitted Liens" shall mean the Liens permitted pursuant to Section 8.1 of
      ---------------
the Loan Agreement.

     "Proceeds" shall have the meaning assigned to it in Section 9-102(64) of
      --------
the UCC and shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty existing from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting under color of governmental authority) and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Property" shall mean real property of a Person or an ultimate
      -------------
beneficial owner of such Person or machinery or Equipment of such Person or beneficial owner forming a part of, or affixed to, such real property.

     "Receivables" shall mean, with respect to any Person, all present and
      -----------
future rights to payment for goods sold or leased or for services rendered by such Person whether or not evidenced by an instrument or chattel paper.

     "Stock" shall mean the shares of Capital Stock owned by the and any
      -----
additional shares of Capital Stock of any Person or any securities exchangeable for or convertible into shares of such capital stock or other equity interests of any class acquired by the Company, by purchase, stock dividend, distribution of capital or otherwise, but shall not include any shares of Capital Stock or any other securities, the pledge of which is subject to the receipt of consents (including lender consents) as may be required under the Loan Documents unless and until such consents are obtained; provided that the Company shall have used its best efforts to obtain such consents.

     "Taxicab" shall mean a motor vehicle carrying passengers for hire, duly
      -------
licensed as a taxicab by the New York City Taxi and Limousine Commission, or any other Governmental Authority for a jurisdiction other than New York City, and permitted to accept hails from passengers in the street.

     "UCC" shall mean, with respect to any jurisdiction, the Uniform Commercial
      ---
Code as then in effect in that jurisdiction. Unless the context otherwise requires, references to the UCC contained herein shall mean the Uniform Commercial Code as then in effect in the State of New York.

     "Underlying Collateral" shall mean all of the Company's rights with respect
      ---------------------
to, or interest in, any and all present and future Medallion Rights, Equipment, Real Property, machinery, Inventory, Receivables, Accounts, future accounts, accounts receivable, contracts, contract rights, General Intangibles, books, desks, notes, bills, drafts, acceptances, choses in action, Chattel Paper, Instruments, Documents and other forms of obligations, and property, real, personal or mixed, tangible or intangible, at any time owing to or owned by any Person to whom the Company has made a Loan, or any guarantor of such Person.

     SECTION 1.2. Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP.

     SECTION 1.3. Rules of Construction. (a) Words of the masculine gender shall mean and include correlative words of the feminine and neuter genders, and words importing the singular number shall mean and include the plural number and vice versa.

     (b) The terms "hereby," "hereto," "hereof," "herein," and "hereunder" and any similar words refer to this Agreement as a whole and not to any particular provisions of this Agreement. The term "hereafter" shall mean after, and the term "heretofore" shall mean before, the date of this Agreement, and "Article," "Section," "Schedule," "Exhibit" and like references are to this Agreement unless otherwise specified.

     (c) Any defined term that relates to a document shall include within its definition any amendments, modifications, renewals, restatements, extensions, supplements, or substitutions which may have been heretofore or may be hereafter executed in accordance with the terms thereof.

     (d) References in this Agreement to particular sections of the UCC or to any other legislation shall be deemed to refer also to any successor sections thereof or other redesignations for codification purposes. Unless otherwise indicated, references in this Agreement to the UCC shall mean the UCC as in effect in the State of New York.

     (e) All terms used in this Agreement that are not capitalized shall have the meanings provided by the UCC as in effect in the State of New York to the extent the same are used or defined therein.

                                   ARTICLE II
                          CREATION OF SECURITY INTEREST

     SECTION 2.1. Grant of Security Interest to Agent. To induce the Banks to make the Revolving Credit Loans and/or Term Loans to the Borrower and, as security for any and all Obligations of the Borrower, and as security for the Borrower's Permitted

Debt owing to the CP Holders, the Company hereby grants, pledges and assigns to the Agent for the ratable benefit of the Agent, the Administrative Agent, the Banks and the CP Holders a continuing lien on and security interest in the Collateral, which shall be a first priority lien (except for the Permitted Liens entitled to priority under applicable law) and, in furtherance of such grant, the Company hereby assigns for security all of the Collateral to the Agent for the ratable benefit of the Agent, the Administrative Agent, the Banks and the CP Holders.

     SECTION 2.2. Intercreditor Agreement. The Agent, on behalf of itself, the CP Holders and the Banks, acknowledges and agrees that the Collateral granted to the Agent for the benefit of itself, the CP Holders and the Banks pursuant to this Agreement, shall constitute "Collateral" as defined in the Intercreditor Agreement and shall be subject to the provisions of the Intercreditor Agreement for so long as the Intercreditor Agreement may be in effect.

     SECTION 2.3. Perfection. At any time or times the Company shall execute and deliver to the Agent, at the Agent's request, all assignments, certificates of title, conveyances, assignment statements, financing statements, renewal financing statements, security agreements, affidavits, mortgages, mortgage assignments, trust deeds, notices and all other agreements, instruments and documents that the Agent reasonably may request, in form satisfactory to the Agent, and shall take any and all other steps reasonably requested by the Agent, in order to perfect and maintain the security interests and liens granted herein, and to consummate fully all of the transactions contemplated under this Agreement and any Other Agreements.

     SECTION 2.4. Recording, Registering, Filing, Etc. At any time or times when the Agent reasonably deems it necessary, the Company will perform, or will cause to be performed, each of the following:

     (a) Record, register and file such notices, certificates of title, financing statements, mortgage assignments, trust deeds and other documents or instruments as may, from time to time, be requested by the Agent to carry out fully the intent of this Agreement, with such administrations or governmental agencies as may be necessary or advisable in order to perfect, establish, confirm, and maintain the security interests and liens created hereunder, as legal, valid, and binding security interests and liens upon the Collateral;

     (b) Furnish to the Agent evidence of every such recording, registration and filing;

     (c) Execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments or acts as the Agent reasonably determines are necessary or desirable to carry out fully the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation, defending the title of the Company to the Collateral by means of negotiation with and, if necessary, appropriate legal proceedings against, each party claiming an interest therein contrary or adverse to the Company's title to same;

     (d) If the Company shall, now or at any time hereafter, hold or acquire a commercial tort claim, the Company shall immediately notify the Agent in a writing signed by the Company of the particulars thereof and grant to the Agent, for the benefit of the CP Holders, the Banks and the Agent, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent; and

     (e)  In case of certain revisions to Article 9 of the UCC described in
Section 6.16 hereof, comply with all of the requirements of and its agreements contained within such Section 6.16.

     SECTION 2.5. Delivery of Documents. (a) As promptly as practicable after the date hereof (but in no event later than 10 Business Days after the date hereof), the Company shall deliver to the Agent all instruments evidencing all Loans (collectively, the "Collateral Notes") of the Company then outstanding and
                          ----------------
if any such Loan is secured by Real Property, a Mortgage Assignment with respect to each such Loan. In addition, each time the Company shall make a new Loan, the Company shall immediately deliver to the Agent the Collateral Note evidencing such Loan and if such Loan is secured by Real Property, a Mortgage Assignment with respect to each Loan. The Agent shall keep all Collateral Notes and Mortgage Assignments at its office in Farmington, Connecticut in a vault or other place of similar security. The Company and its authorized agents and representatives, which shall include its Independent Public Accountants, shall at all times, during normal business hours, have full access to examine, but not to remove, without the prior consent of the Agent, the Collateral Notes and Mortgage Assignments; provided, however, that (i) the Company and/or its authorized agent shall have given the Agent at least one (1) Business Day's prior notice, or such other notice as may be required by applicable provisions of the Investment Company Act of 1940, as amended, before seeking access to the Collateral Notes and Mortgage Assignments and (ii) the Agent shall, in its sole discretion, be entitled to have one of its employees, agents or representatives present at all times or from time to time during any such period of access.

     (b) Upon the Agent's request, the Company shall immediately deliver to the Agent or its designee, at the Borrowers' joint and several expense, copies of all Documents, Chattel Paper, security agreements, guarantees and other writings evidencing any Loan or its related Underlying Collateral.

     (c) Upon the Agent's request, the Company shall immediately endorse and deliver to the Agent or its designee all Documents, Instruments, Chattel Paper, security agreements, guarantees and other writings so requested by the Agent evidencing any Collateral of the Company, such Documents, Instruments, Chattel Paper, security agreements, guarantees and other writings to be held as Collateral under the terms of this Agreement.

         (d) The Agent shall have no obligation to inspect or examine any of the Collateral Notes, Mortgage Assignments or other documents delivered to it by the Company hereunder, and shall be entitled to assume, and shall be fully protected in assuming, without inspection or examination, that the Company has complied in full with its delivery obligations hereunder.

         (e) Pursuant to the terms hereof, the Company has assigned and delivered to the Agent all certificates representing the certificated securities pledged by the Company hereunder, together with instruments of transfer or assignment duly executed in blank as the Agent may have specified. In the event that the Company shall, after the date of this Agreement, acquire any other certificated securities to be pledged by it hereunder, the Company shall forthwith assign and deliver certificates representing such certificated securities to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. To the extent that any securities are uncertificated (or in the case of uncertificated securities hereafter acquired by the Company), at the request of the Agent, the Company shall (i) make appropriate book-entry transfers reflecting the pledge of such securities created hereby for the account of the Agent or one or more nominees of the Agent with the issuer of such securities or other appropriate book-entry facility or financial intermediary, with the Agent having at all times the right to obtain definitive certificates (in the Agent's name or in the name of one or more nominees of the Agent) where the issuer customarily or otherwise issues certificates, all to be held as Collateral hereunder or (ii) take such other action to establish "control" (as such term is defined in the UCC) by the Agent over such uncertificated securities. The Company agrees that the Agent from time to time may attach hereto an updated Schedule A. The Company hereby acknowledges that the Agent may, in its discretion, appoint one or more financial institutions to act as the Agent's agent in holding in custodial account instruments or other financial assets in which the Agent is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.

         SECTION 2.6. Further Assurances. (a) At any time or times, upon request by the Agent, in addition to the acts specifically required to be performed by the Company elsewhere under this Agreement, the Company shall do all other things and sign and deliver all other documents and instruments reasonably requested by the Agent to perfect, protect, maintain and enforce the security interests and liens of the Agent in the Collateral, and the first priority of such security interests and liens, and other rights granted hereunder or under any other present or future agreement between or among the Company and the Agent, including, without limitation, the Loan Documents. Such acts shall include but not be limited to the marking of the Company's Books and Records, Chattel Paper and Instruments to show the Agent's security interests and liens and the recording of Mortgage Assignments and/or the filing of financing, renewal and/or continuation statements under the UCC or other documents evidencing the Agent's liens under applicable law and the delivery of any Collateral the physical possession of which is necessary or desirable in order for the Agent to perfect its liens. The Company authorizes the Agent to execute, file and/or record, any financing, renewal and/or continuation statement, any Mortgage Assignment or any other document or instrument which the Agent may require to perfect, protect, continue or enforce in accordance herewith any security interest, lien or other right hereunder or under any of the other Loan Documents and authorizes the Agent to sign the Company's name on the same. Upon payment in full by the Company of all the Obligations in accordance with the terms thereof, the security interests and liens granted by the Company hereunder shall terminate, except that if, at any time, all or part of the payment of the monetary Obligations theretofore made by the Company or any other Person is rescinded or otherwise must be returned by the Agent or any Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or such other Person), the security interests and liens granted hereunder or under any other present or future agreement between or among the Company and the Agent, and all rights of the Agent and all Obligations shall be reinstated as to monetary Obligations which were satisfied by the payment to be rescinded or returned, all as though such payment had not been made, and the Company shall sign and deliver to the Agent all documents and things necessary to perfect all terminated liens subject to the intervening liens, if any, granted by the Company to any Person.

         (b) A carbon, photographic, or other reproduction of this Agreement shall be sufficient as a UCC financing statement and may be filed at any time in any appropriate office in lieu thereof.

         (c) To the extent requested by the Agent, the Company will use its best efforts to cause each mortgagee of any and all real estate under any lease included in any Underlying Collateral and each landlord under any lease included in any Underlying Collateral to execute and deliver to the Agent assignments, in form and substance satisfactory to the Agent, by which such mortgagee or landlord waives its rights, if any, to the Collateral.

         (d) The Company further agrees at the request of the Agent to do or cause to be done all such other acts and things as may be necessary or advisable to make any sales of any portion or all of the Stock pursuant to Section 5.2(g) valid and binding and in compliance with any and all applicable laws (including the Securities Act, the rules and regulations of the Securities and Exchange Commission applicable thereto and all applicable state securities or "Blue Sky"
laws), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Company's expense.

         SECTION 2.7. Appointment of Agent as Attorney-in-Fact. The Company does hereby irrevocably make, constitute and appoint the Agent and any of its officers, employees or agents as the true and lawful attorneys of the Company with power to:

         (a) sign the name of the Company on any financing statement, renewal financing statement, notice or other similar document that in the Agent's opinion must be filed in order to perfect or continue perfected the security interests granted in this Agreement or any Other Agreements and to effect such filing;

         (b) receive, endorse, assign and deliver, in the Company's name or in the name of the Agent, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to the Company concerning the Collateral and, during the existence of an Event of Default (as hereinafter defined), to notify postal authorities to change the address for delivery of mail to such address as the Agent may designate;

         (c) sign the Company's name on any notices to any of the Company's clients or customers; and

         (d) upon the occurrence and during the continuance of an Event of Default, take or bring at the Company's cost, in the Company's name or in the name of the Agent, all steps, actions and suits deemed by the Agent necessary or desirable to effect collections in connection with any Loans, to enforce payment in connection with any Loans, to settle, compromise or release in whole or in part, any amounts owing in connection with any Loans, to prosecute any action or proceeding with respect to any Loans, to extend the time of payment in connection with any Loans, to make allowances and adjustments with respect thereto, to secure credit in the name of the Agent, and to do all other things necessary or desirable to realize upon the Collateral, including but not limited to the Underlying Collateral, and to carry out this Agreement and all Other Agreements.

         Neither the Agent nor its agents or attorneys will be liable for any act or omission nor for any error of judgment or mistake of fact unless such act, omission, error or mistake shall occur as a result of their gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as the Obligations remain unpaid.

         SECTION 2.8. Indemnity. In addition to all of the Agent's, the Administrative Agent's and Banks' other rights and remedies under the Loan Documents, the Company will hold the Banks, the Administrative Agent and the Agent harmless from and indemnify the Banks, the Administrative Agent and the Agent or other designee of the Agent against all losses, damages, costs and expenses (including, without limitation, attorneys' fees, costs and expenses) incurred by any of them, whether prior to or from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute or regulation, including without limitation, any Federal or state antitrust laws, or under any common law or equitable cause or otherwise, all to the extent arising from or in connection with this Agreement or the other Loan Documents or the enforcement of the rights of the Agent hereunder, other than losses, damages, costs and expenses resulting from, but only to the extent resulting from, the willful misconduct or gross negligence of the Person seeking indemnification.

         Each of the Banks and the CP Holders (with the CP Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) severally agree (i) to reimburse the Agent, on demand, in the amount of its pro rata share, for any expenses referred to in this
                     --- ----
Section 2.8 which shall not have been reimbursed or paid by the Company or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Agent and its directors, officers, employees and agents, on demand, in the amount of such pro rata share, from and against any and all
                              --- ----
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in this Section 2.8, to the extent the same shall not have been reimbursed by the Company or paid from the proceeds of Collateral as provided herein; provided that no Bank or CP Holder shall be
                                  --------
liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction. For the purposes of this Section 2.8, pro rata shares at any time shall be determined based upon the
                  --- ----
aggregate Exposures (in the case of the Banks), or the Commercial Paper (in the case of the CP Holders) at the time such expenses were incurred.

         SECTION 2.9. Company Remains Liable. Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent, the Administrative Agent or the Banks of any rights under this Agreement or any of the other Loan Documents shall not release the Company from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(iii) neither the Agent, the Administrative Agent nor the Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any of the other Loan Documents nor shall the Agent, the Administrative Agent or any Bank be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION 2.10. Banks' Freedom of Dealing. Each CP Holder agrees, with respect to the Obligations, any and all guaranties thereof and any and all Collateral, that the Company and the Banks may agree to increase the amount of the Obligations or otherwise modify or waive the terms of any of the Loan Agreement, the Obligations or the other Loan Documents, and the Banks may grant extensions of the time of payment or performance to and make compromises, including releases of guaranties, collateral which is not Collateral, and settlements with the Company and all other Persons, in each case without the consent of any CP Holder or the Paying Agent for which it acts and without affecting the agreements of the CP Holders or the Company contained in this Agreement.

         SECTION 2.11. Agent May Perform; Actions of Agent. If the Company fails to perform any agreement contained herein, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Company, together with interest thereon at the rate specified in Section 2.6 of the Loan Agreement, and until so paid shall be deemed part of the Obligations. The Agent shall not be obligated to take any action under this Agreement except for the performance of such duties as are specifically set forth herein. Subject to the other provisions of this Agreement, the Agent shall take any action under or with respect to this Agreement which is requested by the Required Banks and which is not inconsistent with or contrary to the provisions of this Agreement or the Loan Documents. The Agent shall have the right to decline to follow any such direction if the Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement or the other Loan Documents, may not lawfully be taken or would involve it in personal liability, and the Agent shall not be required to take any such action unless any indemnity which is required hereunder in respect of such action has been provided. Subject to the other requirements of this Agreement, the Agent may rely on any such direction given to it by the Required Banks and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Agent) be liable to the Company, any Bank, any CP Holder, the Paying Agent or any other Person for taking or refraining from taking action in accordance therewith. The Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Agent shall have the right but not the obligation at any time to seek instructions concerning the administration of this Agreement, the duties created hereunder, or any of the Collateral from any court of competent jurisdiction.

         At such time as all Obligations have been repaid in full and there are no commitments to incur further Obligations, the Agent shall take instructions from the holders of a majority of CP Debt or their representative.

         SECTION 2.12. Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest and the interests of the Banks and the CP Holders in the Collateral and shall not impose any duty upon it to exercise any such powers except as provided herein. Except for the safe custody of any Collateral in its possession and the accounting for monies actually received by it hereunder and performing its other express duties hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, except for those made by it herein. The Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Company to the Collateral, as to the security afforded by this Agreement or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, and the Agent shall incur no liability or responsibility in respect of any such matters. The Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral.

         The Agent may execute any of the powers granted under this Agreement and perform any duty hereunder or thereunder either directly or by or through agents or attorneys-in-fact, and shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. In no event will the Agent or any officer, agent or representative thereof be responsible for the consequences of any oversight or error of judgment whatsoever, or personally liable for any action taken or omitted to be taken, except that such Person may be liable due to its willful misconduct or gross negligence. Neither the Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such Person in accordance with any notice given by the Required Banks pursuant to the terms of this Agreement even if, at the time such action is taken by any such Person, the Required Banks are not entitled to give such notice, except where the account officer of the Agent active upon the Company accounts has actual knowledge that such Required Banks are not entitled to give such notice.

         SECTION 2.13. Perfection of Security Interest. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral for the benefit of itself, the Administrative Agent, the Banks and the CP Holders. The Collateral and the Agent's rights with respect to the Collateral (to the extent such Collateral is included in the Borrowing Base) are not subject to any setoff, claims, withholdings or other defenses. The Company is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

         SECTION 2.14. Concerning the Stock. (a) Any sums paid upon or in respect of any of the Stock upon the liquidation or dissolution of the issuer thereof (other than in connection with transactions permitted by the Loan Agreement and pursuant to which the Agent obtains a first priority perfected security interest in any non-cash proceeds thereof and any net-cash proceeds thereof are paid in accordance with the terms thereof) shall be paid over to the Agent to be held by it as security for the Obligations; and, in case any distribution of capital shall be made on or in respect of any of the Stock, or any property shall be distributed upon or with respect to any of the Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the Stock as required by the immediately preceding sentence upon such a liquidation, dissolution, recapitalization or reclassification which are received by the Company shall, until paid or delivered to the Agent, be held in trust for the Agent as security for the Obligations.

         (b) The Agent may, at any time after the occurrence and during the continuance of an Event of Default, at its option, transfer to itself or any nominee for security purposes the Stock or any other security constituting Collateral, and, any time after the occurrence and during the continuance of an Event of Default, receive any income thereon and apply it to the Obligations. In addition and whether or not

Obligations are due, upon the occurrence and during the continuance of an Event of Default, the Agent may demand, sue for, collect, or make any settlement or compromise it deems desirable with respect to the Collateral. Regardless of the adequacy of the Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent to the Company may, upon the occurrence and during the continuance of an Event of Default, at any time be applied to or set off against any of the Obligations to the extent permitted by applicable law.

         (c) So long as no Event of Default is continuing, the Company shall (except as otherwise required by Section 2.14(a) hereof) be entitled to receive all cash dividends paid in respect of the Stock owned by it, to vote such Stock, and to give consents, waivers, and ratifications in respect of such Stock, provided that no vote shall be cast, and no consent, waiver, or ratification given or action taken which would be inconsistent with or violate any provisions of this Agreement, the Loan Agreement, or the other Loan Documents. All such rights of the Company to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of the Company to vote and give consents, waivers and ratifications with respect to the Stock shall, at the Agent's option, as evidenced by the Agent's notifying the Company of such election, cease in case an Event of Default shall have occurred and be continuing."

                                   ARTICLE III
                         PRIORITY OF SECURITY INTERESTS

         SECTION 3.1. Priority of Security Interests. The Company warrants and represents to the Agent, the Administrative Agent and the Banks that, as to those assets for which perfection may be accomplished by filing or by possession under the UCC, the security interests granted to the Agent hereunder constitute and will constitute at all times a valid and perfected security interest vested in the Agent in and upon the Collateral. The Company further warrants and represents that the Agent's security interests in the Collateral for the benefit of itself, the Administrative Agent, the Banks and the CP Holders are not and hereinafter shall not become subordinate or junior to the security interests, liens or claims of any other Person, firm or corporation, including the United States or any department, agency or instrumentality thereof, or any state, county or local governmental agency, except for the Permitted Liens. The Company shall grant (without the prior written approval of the Required Banks) a security interest in or permit a lien or encumbrance upon any of the Collateral to anyone except the Agent for the benefit of itself, the Administrative Agent, the Banks and the CP Holders as long as any of the Obligations remain unpaid or any commitments to lend have not been terminated, except for the Permitted Liens.

                                   ARTICLE IV
                                   COLLATERAL

         SECTION 4.1. Representations, Covenants and Warranties. The Company hereby makes the following representations, warranties and covenants to the Agent, the Administrative Agent and the Banks, which shall survive the execution and delivery of the Loan Documents and (except to the extent that any of such representations, and warranties and covenants expressly relate to earlier dates) shall be deemed repeated and confirmed as of each date on which any Revolving Credit Loans or Term Loans are requested by the Company or made by any Bank:

         (a) The Company is now and at all times hereafter shall be the absolute owner, free and clear of all Liens (other than Permitted Liens) except security interests and rights of the Agent, the Administrative Agent, the Banks and the CP Holders granted herein, of indefeasible title to all of the Collateral belonging to it except for that portion of the Company's rights and/or obligations under any Loan in which the Company has granted a participation to any Person in accordance with Section 2.14 of the Loan Agreement;

         (b) To the best of the Company's knowledge, each outstanding Loan does, and each future Loan will, represent a bona fide, valid and legally enforceable indebtedness according to its terms, and each Loan, at the time of creation thereof, except with the consent of the Agent, the Administrative Agent and the Banks, will be subject to no offsets, discounts, counterclaims, contra-accounts or any other defense of any kind or character that materially adversely affects the value of the Loan;

         (c) With respect to each outstanding and future Loan, the Agent, the Administrative Agent and the Banks may rely on all statements or representations made by the Company on or with respect to such Loans delivered hereunder or under the Loan Agreement, and, unless otherwise indicated in writing by the Company, each outstanding Loan is, and each future Loan will be, genuine and in all respects what it purports to be, and, to the Company's knowledge, there are no, and, at the time of creation of each Loan there will not be any, to the Company's knowledge, facts, events or occurrences that would in any way materially impair the validity or enforcement thereof;

         (d) All of the outstanding Loans have been, and all future Loans will be, created, and are (or in the case of future Loans, will be) in compliance in all material respects with, and the form and content of each document related to all outstanding and future Loans, the security related thereto, and the transactions from which they arose comply (or, in the case of future Loans, will comply) in all material respects with, any and all applicable laws, ordinances, rules and regulations, Federal, state and/or local, with respect to the extension of credit and charging of interest, including, without limitation, as applicable, the Federal Consumer Credit Protection Act, the Federal Fair Credit Reporting Act, the Federal Trade Commission Act, the Federal Equal Credit Opportunity Act and all Federal, state and local laws related to licensing, usury, truth in lending, real estate settlement procedures, consumer protection, equal credit opportunity, fair debt collection, unfair and deceptive trade practices, rescission rights and disclosures, and with all rules and regulations thereunder, all as amended, and any disclosures required with respect to any Loan the failure to make which would have a Material Adverse Effect on the Company were and will continue to be made properly and in a timely manner;

         (e) The original amount and unpaid balance of each Loan shown on the Company's books and records and on any statement or schedule delivered to the Agent are and will be true and correct, and the unpaid balance is and will be the amount actually owing to the Company;

         (f) If requested by the Required Banks at any time or from time to time, the Company shall cause a Lien search against each Person to whom a Loan has been made, satisfactory to the Agent, to be performed and delivered directly to the Agent, which Lien search shall indicate the absence of any Liens against such Person or the property of the Person on which the Company has a Lien, other than Liens in favor of the Company which have been assigned to the Agent, the Administrative Agent or the Banks or Liens in favor of the Agent, the Administrative Agent or the Banks and other than Permitted Liens;

         (g) The Company neither has extended nor will extend any credit of any kind or in any manner to any Person in connection with the transactions from which the Loans arose or will arise other than as the Company has indicated on and has had evidenced by, or will indicate or have evidenced by, in the case of future Loans, the Company's files related to the Loans;

         (h) Each security agreement, UCC filing, mortgage, title retention instrument, and other document and instrument, if any, which is security for the Loans contains, or will contain, in the case of future Loans, a correct and sufficient description of the Underlying Collateral covered thereby and each lien, mortgage or security interest which secures any outstanding Loan is, or any future Loan will be, valid;

         (i) To the best knowledge of the Company, except as disclosed to the Agent, any and all policies of insurance related to the property securing any obligation of a Person to whom the Company has made a Loan, or any guarantor of such Loan, in connection with any Loan and any credit life insurance, credit disability insurance, or credit unemployment insurance are in full force and effect in accordance with the terms of all agreements between the Company and such Person or guarantor;

         (j) The Company has no knowledge of any fact which would impair in any material respect the value or validity of any Loan except as disclosed to the Agent;

         (k) The Company holds no commercial tort claim except as indicated in writing to the Agent and the Banks; and

         (l) The transactions contemplated herein, including the granting of security interests herein and the enforcement by the Agent of its rights hereunder if a Default or Event of Default occurs, do not and will not affect the validity of the pledges of the

Underlying Collateral and the Loans secured by the Underlying Collateral are and will still be valid against the Obligors of such Loans.

         SECTION 4.2. Collections. (a) Subject to the provisions of this Agreement and the other Loan Documents, the Company shall service, manage, enforce, and make Collections in connection with the Loans. "Collections," as used herein, means the collection of payment of principal and interest on the Loans, other payments made with respect to Loans, the cash proceeds realized from the enforcement of Loans and any security therefor, or the collateral, proceeds of credit or group life insurance, and all proceeds of insurance of any real or personal property which secures any of the Loans.

         (b) With respect to each of the Collections, the Company shall collect all Collections, receive all payments thereon and immediately deposit the proceeds thereof into a Depository Account. The Company in whose name such account is kept may withdraw funds from such account to use in the ordinary course of its business.

         SECTION 4.3. Rights of Agent Regarding Collateral. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to, and upon the direction of the Required Banks shall, at any time and from time to time thereafter, without notice to the Company, (a) notify, and upon the direction of the Agent to the Company, the Company will notify, (i) all Persons to whom the Company has made Loans that the Agent has a security interest in such Collateral and direct all such Persons to make payments to the Agent or its designee, and to such banks and accounts (which may be the Collateral Account) as designated by the Agent or such designee, of all sums owing by them to the Company, and (ii) all banks in which the Company has any Depository Accounts of the occurrence of an Event of Default and direct all such Banks to transfer into the Collateral Account, or to such other account at such bank as shall be designated by the Agent or its designee, all amounts on deposit from time to time in the related Depository Accounts; (b) to settle, compromise, sell, assign, extend or renew any debt owing by any Persons to whom the Company has made a Loan; (c) to sell or assign such Collateral upon such terms as the Agent may deem advisable; and (d) to discharge and release in the name of the Company and the Agent any such debt. Any and all disbursements for costs and expenses incurred or paid by the Agent with respect to the enforcement, collection or protection of its interest in the Collateral, or against the Company, whether by suit or otherwise, notification of Persons to whom the Company has made Loans, including reasonable attorneys' fees actually incurred, court costs and similar expenses, if any, shall become a part of the Obligations secured by the Collateral, payable on demand.

                                    ARTICLE V
                                     DEFAULT

         SECTION 5.1. Events of Default. Any one of the following events will constitute an "Event of Default":

         (a) failure of the Company to observe, perform or comply with any of the terms, provisions, conditions or covenants, or, in any material respect, any warranties or representations, contained in this Agreement other than in Section
4.1 hereof;

         (b) failure of the Company to observe, perform or comply with any of the terms, provisions, conditions, covenants, warranties or representations contained in Section 4.1 of this Agreement, which failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of the Company (c) the occurrence of an "Event of Default" as defined in the Loan Agreement; or

         (d) any of the Loan Documents shall cease to be in full force and effect.

         SECTION 5.2. Remedies. (a) Upon the occurrence of any Event of Default, the Agent shall have, in addition to any other rights and remedies contained in this Agreement or in any of the Other Agreements, all the rights and remedies of a secured party under the UCC, and all other rights and remedies provided by law, all of which shall be cumulative to the extent permitted by law. Upon the occurrence of any Event of Default and at any time thereafter if such or any other default shall then be continuing, the Agent shall have the right without further notice to the Company to, and upon the direction of the Required Banks shall, appropriate, take possession and control of, set off and apply to the payment of any or all of the Obligations, any or all Collateral, subject to and in the manner set forth in Section 5.3 hereof to enforce payment in connection with the Loans or any other Collateral to settle, compromise or release, in whole or in part, any amounts owing on the Collateral, to prosecute any action, suit or proceeding with respect to the Collateral, to extend the time of payment of any and all Collateral, to make allowances and adjustment with respect thereto, to issue credits in the name of the Company or the Agent, to sell, assign and deliver the Collateral (or any part thereof), at public or private sale, at broker's board, for cash, upon credit or otherwise, at the Agent's sole option and discretion and the Agent, the Administrative Agent and any Bank or other Person interested in the Obligations may bid or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived. The Company agrees that the giving of ten days notice by the Agent, sent by certified mail, return receipt requested postage prepaid, to the address set forth below, designating the place and time of any public sale or of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be deemed to be reasonable notice thereof and the Company waives any other notice with respect thereto. The net cash proceeds resulting from the exercise of any of the foregoing rights or remedies shall be applied by the Agent in accordance with Section 5.3 hereof, and the Company shall remain liable to the Agent, the Administrative Agent, the Banks and the CP Holders for any deficiency, together with interest thereon at the rate provided in the Loan Agreement with respect to the Obligations and in the Commercial Paper with respect to the CP Debt and the cost and expenses of collection of such deficiency, including (to the extent permitted by law), without limitation, reasonable attorneys' fees actually incurred, expenses and disbursements.

         (b) If at any time or times hereafter the Agent employs counsel for advice with respect to this Agreement or any Other Agreements, or to intervene, file a petition, answer, motion or other pleading in any suit or proceeding relating to this Agreement or any Other Agreements (including, without limitation, the interpretation or administration, or the amendment, waiver or consent with respect to any term, of this Agreement or any Other Agreements), or relating to any Collateral; or to protect, take possession of, or liquidate any Collateral, or to attempt to enforce any security interest or lien in any Collateral, or to represent the Agent in any pending or threatened litigation with respect to the affairs of the Company in any way relating to any of the Collateral or to the Obligations or to enforce any rights of the Agent, the Administrative Agent, any Bank, the Paying Agent or the CP Holders or liabilities of the Company, any Person to whom the Company has made a Loan, or any Person which may be obligated to the Agent or such Bank by virtue of this Agreement or any Other Agreement, instrument or document now or hereafter delivered to the Agent, the Administrative Agent, any Bank, the Paying Agent or any CP Holder by or for the benefit of the Company, then in any of such events, all of the reasonable attorneys' fees actually incurred arising from such services, and any expenses, costs and charges relating thereto, shall be Obligations secured by the Collateral.

         (c) Upon the occurrence of an Event of Default, the Agent shall have the right to require the Company to assemble all Collateral not already in the Agent's possession and make it reasonably available to the Agent at one or more places to be designated by the Agent which are reasonably convenient to both parties, and to take possession of such Collateral and to enter and remain upon the various premises of the Company without cost or charge to the Agent, and to use the same, together with materials, supplies, books and records of the Company for the purpose of collecting such Collateral or liquidating such Collateral (plus any Collateral already in the Agent's possession), whether by foreclosure, auction or otherwise. In addition, the Agent may remove from such premises such Collateral, and any records with respect thereto, to the premises of the Agent or any Custodian for such time as the Agent may desire, in order to effectively collect or liquidate such Collateral.

         (d) Without limiting the provisions of Article 2B and Sections 6.21 and
8.15 of the Loan Agreement, upon the occurrence of an Event of Default, the Agent shall have the right to, and upon the direction of the Required Banks shall, require the Company to establish and maintain a lockbox service (which may be the Collateral Account) with such bank or banks as may be acceptable to the Agent. In the event the Company (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any monies, checks, notes, drafts or any other items of payment relating to, or proceeds of, the Loans, the Company agrees with the Agent as follows:

             (i) the Company shall hold all such items of payment in trust for the Agent, the Administrative Agent, the Banks and the CP Holders and as the property of Agent, the Administrative Agent, the Banks and the CP Holders, separate from the funds of the Company, and the Company shall immediately forward, or cause to be forwarded, the same to the lockbox service for application to the Swing Line Loans, the Revolving Credit Loans or Term Loans;

             (ii) the Company shall forward to the Agent, on a daily basis, deposit slips related to all such items of payment received by the Company and, if requested by the Agent, copies of such checks and other items, together with a statement showing the application of that portion of such items of payment relating to payment in connection with the Loans and a collection report with regard thereto in form and substance satisfactory to the Agent;

             (iii) All such items of payment shall be the sole and exclusive property of the Agent for the benefit of the Banks, the Administrative Agent and the CP Holders immediately upon the earlier of receipt of such items by the Agent or the receipt of such items by the Company;

             (iv) The lockbox service shall be subject to the sole control of the Agent and the Agent shall have the right at all times in its sole discretion to apply all or part of such items of payment to the payment in accordance with Section 5.3 hereof. The Agent may, and upon the direction of the Required Banks shall, release to the Company all or any part of such items of payment; and

             (v) The Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

         (e) Each of the Banks and CP Holders (with the CP Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) acknowledges and agrees that (i) it shall only have recourse to the Collateral through the Agent and that it shall have no independent recourse to the Collateral and (ii) the Agent shall have no obligation to take any action, or refrain from taking any action, except upon instructions from the Required Banks in accordance with the provisions hereunder. To the extent that the Agent, acting as Agent hereunder, exercises any rights or omits to exercise any rights under this Agreement at any time for the benefit of the Administrative Agent or the Banks (whether requested by the Required Banks thereunder or otherwise) with respect to any of the Collateral, such exercise or omission shall likewise be deemed to be authorized by the CP Holders and the Paying Agent for performance (or omission) by the Agent hereunder for the benefit of the CP Holders. In furtherance of the foregoing, the Agent may exercise (or omit to exercise) all rights requested by the Required Banks under this Agreement without first giving notice or consulting with any CP Holder or the Paying Agent.

         (f) Upon the occurrence and during the continuance of an Event of Default, the Agent may:

         (i) if the Agent so elects and gives notice of such election to the Company, vote any or all of the Stock possessing voting rights (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Company hereby irrevocably constituting and appointing the Agent the proxy and attorney-in-fact of the Company, with full power of substitution, to do so); and

         (ii) cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees, if it has not already done so.

         (g) the Company recognizes that the Agent may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Company recognizes that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         SECTION 5.3. Application of Proceeds. (a) Upon receipt thereof in accordance with the terms of Section 5 of the Intercreditor Agreement, any proceeds of any lockbox collection or sale of, or other realization upon, all or any part of the Collateral shall be applied by the Agent in the following order of priority:

              first, to payment of the expenses of such lockbox or sale or other realization, including reasonable compensation to the Agent and its agents and counsel and all expenses, liabilities, advances incurred or made by the Agent in connection therewith, and any other unreimbursed expenses for which the Agent is to be reimbursed under this Agreement;

              second, to the payment of the Obligations and the CP Debt (to the extent it constitutes Permitted Debt), pro rata in accordance with the respective outstanding balances thereof (including principal, interest, fees and all other amounts due thereunder); and

              third, after indefeasible payment in full of all Obligations and all CP Debt, to payment to the Company or its successors and assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         The Agent may make distributions hereunder in cash or in kind, but such distributions to the Banks shall in all events be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clause

"second" above may also be made in a combination of cash or property, but distributions to the Banks shall be made pro rata on the basis of the respective Exposure Percentages of the Obligations. Distributions made under clauses "first" and "third" may also be made in a combination of cash or property. Any deficiency remaining, after application of such cash or cash proceeds to the Obligations, shall continue to be Obligations for which the Company remains liable.

         (b) In making the determinations and allocations required by this
Section 5.3 or otherwise by this Agreement, the Agent may rely upon information supplied by the Banks as to the amounts of the Obligations held by them and supplied by the CP Holders or the Paying Agent as to the amounts owed on the CP Debt, or as to other matters (with each such matter being conclusively deemed to be proved or established by a certificate executed by an officer of such Person), and the Agent shall have no liability to any of the Banks, the Paying Agent or any of the CP Holders for actions taken in reliance upon such information. All distributions made by the Agent pursuant to this Section 5.3 shall be final, and the Agent shall have no duty to inquire as to the application by the Banks, the Paying Agent or the CP Holders of any amount distributed to them. However, if at any time the Agent determines that an allocation was based upon a mistake of fact (including without limitation, mistakes based on an assumption that principal or interest or any other amount has been paid by payments that are subsequently recovered from the recipient thereof through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise), the Agent may in its discretion, but shall not, subject to Section 5.3(d), be obligated to, adjust subsequent allocations and distributions hereunder so that, on a cumulative basis, the Banks and the CP Holders receive the distributions to which they would have been entitled if such mistake of fact had not been made. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Agent hereunder or under any Security Document, the Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

         (c) If any Bank, the Paying Agent or any CP Holder (with the CP Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) acquires custody, control or possession of any Collateral or proceeds therefrom, other than pursuant to the terms of this Agreement, such Bank, the Paying Agent or such CP Holder shall promptly cause such Collateral or proceeds to be delivered to or put in the custody, possession or control of the Agent or, if the Agent shall so designate, an agent of the Agent (which agent may be a branch or affiliate of the Agent, the Administrative Agent or any Bank) in the same form of payment received, with appropriate endorsements, in the country in which such Collateral is held for distribution in accordance with the provisions of this Section 5.3. Until such time as the provisions of the immediately preceding sentence have been complied with, such Bank, the Paying Agent or such CP Holder shall be deemed to hold such Collateral and proceeds in trust for the Agent.

         (d) If, through the operation of any bankruptcy, reorganization, insolvency or other laws or otherwise, the security interests created hereby are enforced with respect to some, but not all, of the Obligations and the CP Debt, the Agent shall nonetheless apply the proceeds for the benefit of the Banks and the CP Holders in the proportion and subject to the priorities of Section 5.3(a) hereof. To the extent that the Agent distributes proceeds collected with respect to one Obligation to or on behalf of the holder of another Obligation or a Bank or the Administrative Agent obtains the equivalent of proceeds through the exercise of any right of setoff, counterclaim, cross action, voluntary payment by the Company, enforcement of claim, proceedings in bankruptcy, reorganization, liquidation or otherwise, the holder of the former Obligation shall be deemed to have purchased a participation in the latter Obligation or shall be subrogated to the rights of the holder thereof to receive any subsequent payments and distributions made with respect to the portion thereof paid or to be paid by the application of such proceeds; provided that if all or any part of such excess payment is thereafter recovered, such distribution and arrangements shall be rescinded and the amount restored to the extent of such recovery, without interest. If any Bank or CP Holder exercises any right of setoff, banker's lien or similar right with respect to any Collateral for payment of any Obligations or any Commercial Paper, each of the Banks and CP Holders (with the CP Holders being deemed to so agree by accepting the security interests granted hereunder and the other benefits provided hereby) agrees with each other Bank and CP Holder that if an amount to be set off is to be applied to Indebtedness of the Company to such Bank or CP Holder, other than Indebtedness evidenced by the Notes or Commercial Paper held by such Bank or CP Holder, as applicable, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes or Commercial Paper held by such Bank or CP Holder.

         SECTION 5.4. Release of Collateral; Subordination of Lien. To the extend permitted by the Loan Agreement and the Intercreditor Agreement, the Agent, for the benefit of itself, the Banks and the CP Holders is hereby authorized, upon receipt of a request from the Company, to release any Collateral and to provide such releases and termination statements with respect to any Collateral in connection with any sale, exchange or other disposition thereof permitted under the Loan Agreement so long as (i) the Agent obtains a first priority perfected security interest in any non-cash proceeds of such sale, exchange or other disposition and (ii) any net cash proceeds of such sale, exchange or other disposition are paid in accordance with the provisions hereunder. Whether or not so instructed by the Required Banks, the Agent may release any Collateral and may provide any release, termination statement or instrument of subordination required by order of a court of competent jurisdiction or otherwise required by applicable law. To the extent permitted by the Loan Agreement, the Agent shall, on the written instructions of the Required Banks, subordinate by written instrument the Lien on all or any portion of the Collateral to any other lender extending to the Company indebtedness permitted by the terms of the Loan Agreement, and (iii) the Agent is so instructed by the Required Banks in accordance with the terms of the Loan Agreement.

         SECTION 5.5. Waiver by Agent or Banks. The Agent's or any Bank's failure at any time or times hereafter to require strict performance by the Company of any of the provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of the Agent, the Administrative Agent or any Bank at any time or times hereafter to demand strict performance therewith and with respect to any other provisions, warranties, terms and conditions contained in this Agreement or any of the Other Agreements, and any waiver of any Event of Default shall not waive or affect any other Event of Default, whether prior or subsequent thereto, and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or any Other Agreement shall be deemed to have been waived by any act or knowledge of the Agent, the Administrative Agent or any Bank, or their respective agents, officers or employees except by an instrument in writing signed by an officer of the Agent, the Administrative Agent or such Bank and directed to the Company specifying such waiver.

                                   ARTICLE VI
                                  MISCELLANEOUS

         SECTION 6.1. Continuing Lien. The Collateral described in this Agreement secures all present and future Obligations of the Company. There is included within the term "Collateral;" as used herein, all other property and all interests therein of any kind hereafter acquired by the Company, meeting or falling within the general description of the Collateral set forth herein and also the proceeds and products thereof.

         SECTION 6.2. Waivers by Company. (a) The Company irrevocably waives the right to direct the application of any and all payments which may be received by the Agent during the continuance of an Event of Default, and the Company does hereby irrevocably agree that, during the continuance of an Event of Default, the Agent shall have the continuing exclusive right to apply and reapply any and all such payments received in such manner as the Agent may deem advisable, notwithstanding any entry upon any of its books and records.

         (b) The Company also waives any and all notices of demand, notice or protest that the Company might be entitled to receive with respect to this Agreement by virtue of any applicable statute or law, and waives demand, protest, notice of protest, notice of default, release, compromise, settlement, extension or renewal of all commercial paper, accounts, contract rights, instruments, guaranties, and otherwise, at any time held by the Agent, the Administrative Agent or the Banks on which the Company may in any way be liable, notice of nonpayment at maturity of any and all Loans, and notice of any action taken by the Agent, the Administrative Agent or the Banks unless expressly required by this Agreement.

         SECTION 6.3. Parties. This Agreement and any of the Other Agreements, instruments and documents executed and delivered pursuant hereto or to consummate the transactions contemplated hereunder shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

         SECTION 6.4. CP Holders. By accepting the security granted by, and the other benefits of, this Agreement, each CP Holder is hereby deemed to have (a) designated the Agent as collateral agent for such CP Holder for purposes of this Agreement on the terms and conditions set forth herein, (b) consented to and agreed to be bound by the terms of this Agreement and to the Agent, in its capacity as collateral agent, entering into this Agreement on such CP Holder's behalf, (c) consented to and agreed to be bound by the terms of Article 2B of the Loan Agreement, including Section 2B(b) of the Loan Agreement, and (d) agreed to indemnify the Agent, in its capacity as collateral agent, pursuant to the terms of this Agreement, with respect to the Agent's responsibilities as collateral agent under this Agreement on such CP Holder's behalf.

         SECTION 6.5. GOVERNING LAW. THIS AGREEMENT AND ANY OTHER AGREEMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANOTHER JURISDICTION ARE MANDATORILY APPLICABLE TO THE EXERCISE OF REMEDIES OR THE PERFECTION OF SECURITY INTERESTS UNDER THE UCC.

         SECTION 6.6. WAIVER OF JURY TRIAL AND SETOFF. EACH OF THE AGENT AND THE COMPANY HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER AGREEMENTS OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR THE OTHER AGREEMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE, HOWSOEVER ARISING, BETWEEN OR AMONG THE COMPANY AND ANY OF THE BANKS, THE ADMINISTRATIVE AGENT, THE CP HOLDERS, THE PAYING AGENT OR THE AGENT, BETWEEN OR AMONG ANY BANKS, THE ADMINISTRATIVE AGENT, THE PAYING AGENT AND ANY CP HOLDERS AND BETWEEN OR AMONG THE AGENT, THE ADMINISTRATIVE AGENT AND ANY BANKS AND ANY CP HOLDERS AND THE COMPANY HEREBY WAIVES THE RIGHT TO INTERPOSE ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM IN CONNECTION WITH ANY SUCH LITIGATION, IRRESPECTIVE OF THE NATURE OF SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM (UNLESS SUCH SETOFF, COUNTERCLAIM OR CROSS-CLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION).

         SECTION 6.7. Jurisdiction; Service of Process. The Company hereby irrevocably consents to the jurisdiction of the courts of the State of New York, County of New York and of any Federal Court located in the Southern District of New York, and agrees that venue in each of such Courts is proper in connection with any action or proceeding arising out of or relating to this Agreement, the Other Agreements, or any document or instrument delivered pursuant to this Agreement or the Other Agreements. Nothing herein shall affect the right of any Bank or the Administrative Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

         SECTION 6.8. Survival of Representations and Warranties. All representations and warranties of the Company and all terms, provisions, conditions and agreements to be performed by the Company contained in this Agreement and in the other Loan Documents shall be true and correct, and satisfied, where applicable, at the time of the execution of this Agreement, and shall survive the execution and delivery of this Agreement and all Other Agreements.

         SECTION 6.9. Obligations Secured by Property Other Than Collateral. To the extent that the Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other Person, then the Agent shall have the right to, and upon the direction of the Required Banks shall, proceed against such other property, guarantee or endorsement upon the occurrence and during the continuance of an Event of Default, and the Agent shall have the right, with the consent of the Required Banks, to determine which rights, security, liens, security interests or remedies the Agent shall at any time pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of them or any of the Agent's rights or any of the Banks' rights under the Obligations, this Agreement or any Other Agreements.

         SECTION 6.10.  Resignation of Agent; Successor Agent.

         (a) The Agent may at any time resign by giving ten (10) days prior written notice thereof to each Bank, the Paying Agent and the Company, provided
                                                                       --------
that no resignation shall be effective until a successor for the Agent is appointed. Upon such resignation, the Required Banks (or, if the Obligations have been paid in full and the Revolving Credit Commitments have terminated, the Paying Agent) shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Required Banks or the Paying Agent, as applicable, appoint a successor Agent, which shall be a bank or trust company incorporated and doing business within the United States of America having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         (b) In the event a successor agent is appointed pursuant to the provisions of Section 11.4 of the Loan Agreement, such successor agent shall succeed to the rights, powers and duties of the Agent hereunder, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to the Loan Agreement or any holders of the Revolving Credit Notes or Term Notes. Such former Agent agrees to take such actions as are reasonably necessary to effectuate the transfer of its rights, powers and duties to such successor agent.

     SECTION 6.11. Amendment and Waiver. No modification or amendment of this Agreement shall be effective unless the same shall be in writing and signed by the Agent (acting with the requisite consent of the Banks as required by the Loan Agreement) and the Company; provided, however, (i) no amendment or waiver
                                 --------  -------
shall adversely affect any of the Agent's rights, immunities or rights to indemnification hereunder or under any of the Loan Documents or expand its duties or reduce any amount payable to the Agent hereunder without the written consent of the Agent; and (ii) any provisions of this Agreement affecting the rights and obligations of the Agent hereunder may not be amended without the written consent of the Agent. No waiver of any provision of this Agreement and no consent to any departure by any party hereto from the provisions hereof shall be effective unless such waiver or consent shall be set forth in a written instrument executed by the party against which it is sought to be enforced, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances.

     SECTION 6.12. Termination. This Agreement and the security interest in the Collateral created hereby will terminate when the Obligations and the CP Debt have been irrevocably paid and finally discharged in full in accordance with the terms of the Loan Agreement or the documents evidencing the CP Debt, as the case may be, and the Banks are no longer obligated to make Revolving Credit Loans or Term Loans under the Loan Agreement, and the dealer of the Commercial Paper is no longer required to sell Commercial Paper.

     No waiver by the Agent, the Administrative Agent or any Bank or any other holder of the Revolving Credit Notes or the Term Notes or any CP Holder or the Paying Agent of any default will be effective unless in writing or operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by any Bank (including the Administrative Agent in its capacity as a Bank but not as Administrative Agent) of a Revolving Credit Note(s) or a Term Note(s) or any portion thereof, such Bank may assign or transfer its rights and interest under this Agreement in whole or in part to the purchaser or purchasers of the Revolving Credit Note(s) or Term Note(s), whereupon such purchaser or purchasers will become vested with all of the powers, rights and responsibilities of such Bank hereunder, and such Bank will thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights, interest and responsibilities so assigned, other than liabilities arising out of actions taken prior to the date of assignment. The Company may not assign this Agreement without the express written consent of the Administrative Agent and the Banks.

     SECTION 6.13. Notices. All notices, requests, consents, demands or other communications provided for herein shall be given in accordance with the terms of Section 10.4 of the Loan Agreement.

     SECTION 6.14. Severability. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     SECTION 6.15. Counterparts. This Agreement may be executed by the parties hereto in counterparts, each of which shall be an original and both of which shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the duly authorized officers of the parties hereto.

                                        MEDALLION FUNDING CHICAGO CORP.


                                        By: /s/ Alvin Murstein
                                           ------------------------------------
                                           Alvin Murstein
                                           Chairman & Chief Executive Officer:


                                        By: /s/ James E. Jack
                                           ------------------------------------
                                           James E. Jack
                                           Chief Financial Officer


                                        FLEET NATIONAL BANK, as Agent


                                        By: /s/ Kevin J. Foley
                                           ------------------------------------
                                           Name:  Kevin J. Foley
                                           Title: Senior Vice President

                          CERTIFICATE OF ACKNOWLEDGMENT


STATE OF NEW YORK              )
                               ) ss.
COUNTY OF                      )


     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 20/th/ day of February, 2002, personally appeared Alvin Murstein to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the Chairman of Medallion Funding Chicago Corp., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________ acknowledged said instrument to be the free act and deed of said corporation.



                                         /s/ Adrian Rodriguez, Jr.
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires:



                          CERTIFICATE OF ACKNOWLEDGMENT


STATE OF NEW YORK             )
                              ) ss.
COUNTY OF                     )


     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 20/th/ day of February, 2002, personally appeared James Jack to me known personally, and who, being by me duly sworn, deposes and says that [s]he is the Chief Financial Officer of Medallion Funding Chicago Corp., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said _______________________ acknowledged said instrument to be the free act and deed of said corporation.




                                         /s/ Adrian Rodriguez, Jr.
                                         ---------------------------------------
                                         Notary Public
                                         My commission expires: